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                         AB PLASTICS HOLDING CORPORATION

                             1997 STOCK OPTION PLAN

         1. Purposes.

         The purposes of the AB Plastics Holding Corporation 1996 Stock Option Plan (this "Plan") are to aid AB Plastics Holding Corporation (the "Company") and its subsidiaries in attracting and retaining capable management and employees and to enable directors, officers and selected key employees and/or consultants of the Company and its subsidiaries to acquire or increase ownership interest in the Company on a basis that will encourage them to perform at increasing levels of effectiveness and use their best efforts to promote the growth and profitability of the Company and its subsidiaries. Consistent with these objectives, this Plan authorizes the granting to directors, officers and selected key employees and/or consultants of options (collectively, "Options") to acquire shares of the Company's common stock, $.0001 par value per share ("Common Stock"), pursuant to the terms and conditions hereinafter set forth. As used herein, the term "subsidiary" has the same meaning as is ascribed to the term "subsidiary corporation" under Section 425 of the Internal Revenue Code of 1986, as amended (the "Code").

         Options granted hereunder may be (i) "Incentive Options" (which term, as used herein, shall mean Options that are intended to be "incentive stock options" within the meaning of Section 422 of the Code) granted to selected key employees of the Company, or (ii) "Nonqualified Options" (which term, as used herein, shall mean Options that are not intended to be Incentive Options) granted to directors, officers and/or selected key employees and/or consultants of the Company.

         2. Effective Date.

         This Plan shall become effective upon the approval hereof by the stockholders of the Company; provided, however, that if such approval is not granted on or prior to June 6, 1998 (being that date which is twelve (12) months after the date of the adoption of this Plan by the Board of Directors of the Company (the "Board")), this Plan shall not become effective, notwithstanding any subsequent approval by the stockholders of the Company.

         3. Administration.

            (a) This Plan shall be administered by the Compensation Committee of the Board, or, if no Compensation Committee shall then be constituted, a committee consisting of three members of the Board, who are selected by the Board (in either case, the "Committee"); provided, however, that in the event that, and for so long as, the entire Board shall consist of only three members, or


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the Board shall not have designated the membership of the Committee, then the
Board shall constitute the Committee hereunder. If, at any time, there are less than three members of the Committee eligible to serve in such capacity, the Board shall appoint one or more other eligible members of the Board to serve on the Committee. All Committee members shall serve, and may be removed, at the pleasure of the Board.

            (b) A majority of the members of the Committee (but not less than two) shall constitute a quorum, and any action taken by a majority of such members present at any meeting at which a quorum is present, or acts approved in writing by all such members, shall be the acts of the Committee.

            (c) Subject to the other provisions of this Plan, the Committee shall have full authority to decide the date or dates on which Options will be granted under this Plan (in each instance, the "Date of Grant"), to determine whether the Options to be granted shall be Incentive Options or Nonqualified Options, or a combination of both, to select the directors, officers and/or key employees and/or consultants to whom Options will be granted, to determine the number of shares of Common Stock to be covered by each Option, the price at which such shares may be purchased upon the exercise of such Option (the "Exercise Price") and other terms and conditions of such purchase. In making such determinations, the Committee shall solicit the recommendations of the Chairman and President of the Company and may take into account each proposed optionee's present and potential contributions to the Company's business and any other factors which the Committee may deem relevant. Subject to the other provisions of this Plan, the Committee shall also have full authority to (i) interpret this Plan and any stock option agreements evidencing Options granted hereunder ("Option Agreements"), (ii) issue rules for administering this Plan,
(iii) change, alter, amend or rescind such rules, and (iv) make all other determinations necessary or appropriate for the administration of this Plan. All determinations, interpretations and constructions made by the Committee pursuant to this Section 3 shall be final and conclusive. No member of the Board or the Committee shall be liable for any action, determination or omission taken or made in good faith with respect to this Plan or any Option granted hereunder.

         4. Eligibility.

            (a) Subject to the provisions of Section 7 below, key employees of the Company and its subsidiaries (including officers and directors who are employees) shall be eligible to receive Incentive Options under this Plan, as determined by the Committee.

            (b) All directors, officers and other senior management and/or key consultants to the Company (as determined by the Committee) shall be eligible to receive Nonqualified Options under this Plan.



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         5. Option Shares.

            (a) The shares subject to Options granted under this Plan shall be shares of Common Stock and, except as otherwise required or permitted by Section 5(b) below, the aggregate number of shares with respect to which Options may be granted hereunder shall not exceed 1,000,000 shares (after giving effect to the 5.4-for-1 stock split of the outstanding Common Stock being effected by the Company on June 6, 1997). If an Option expires, terminates or is otherwise surrendered, in whole or in part, the shares allocable to the unexercised portion of such Option shall again become available for grants of Options hereunder. As determined from time to time by the Board, the shares available under this Plan for grants of Options may consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock which have been reacquired by the Company or a subsidiary following original issuance.

            (b) The aggregate number of shares of Common Stock as to which Options and may be granted hereunder (as provided in Section 5(a) above), the number of shares covered by each outstanding Option, and the Exercise Price applicable to each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued and/or outstanding shares of Common Stock resulting from a stock split, combination of shares, recapitalization or other subdivision or consolidation of shares or other adjustment (other than the June 6, 1997 stock split referred to in Section 5(a) above), or the payment of a stock dividend in respect of the Common Stock; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.

            (c) The aggregate fair market value, determined on the Date of Grant, of the shares of stock with respect to which Incentive Options are exercisable for the first time by an Optionee (as such term is defined in Section 6 below) during any calendar year (under all incentive stock option plans of the Company and its subsidiaries) may not exceed $100,000.

         6. Terms and Conditions of Options.

         The Committee may, in its discretion, subject to Section 4 above, grant to prospective optionees only Incentive Options, only Nonqualified Options, or a combination of both, and each Option granted shall be clearly identified as to its status. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement between the Company and the director, officer, key employee and/or key consultant to whom the Option is granted (the "Optionee") in such form or forms as the Committee, from time to time, shall prescribe, which agreements may but need not be identical to each other, but shall comply with and be subject to the following terms and conditions:

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            (a) Exercise Price. The Exercise Price at which each share of Common
Stock may be purchased pursuant to an Option shall be determined by the Committee, except that (i) subject to Section 7 below, the Exercise Price at which each share of Common Stock may be purchased pursuant to an Incentive
Option shall be not less than 100% of the fair market value for each such share on the Date of Grant of such Incentive Option, as determined by the Committee in good faith in accordance with Section 422 of the Code and applicable regulations thereunder, and (ii) the Exercise Price at which each share of Common Stock may be purchased pursuant to a Nonqualified Option shall be not less than 100% of the fair market value for each such share on the Date of Grant of such Nonqualified Option, determined by the Committee as aforesaid; provided, however, that if the consolidated net pre-tax income of the Company and its subsidiaries in the full fiscal year immediately preceding the Date of Grant of such Nonqualified Option (the "Prior Year") exceeded 125% of the mean average annual consolidated net pre-tax income of the Company and its subsidiaries for the three fiscal years immediately preceding the Prior Year, then the Exercise Price per share under such Nonqualified Option may be an amount not less than 85% of the fair market value per share on the Date of Grant of such Nonqualified Option, determined by the Committee as aforesaid. For purposes hereof, the consolidated net pre-tax income of the Company and its subsidiaries for any fiscal year shall be the consolidated net pre-tax income of the Company and its subsidiaries as reflected in the Company's consolidated audited financial statements for such fiscal year, prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout all periods in question. Anything contained in this Section 6(a) to the contrary notwithstanding, in the event that the number of shares of Common Stock subject to any Option is adjusted pursuant to Section 5(b) above, a corresponding adjustment shall be made in the Exercise Price per share.

            (b) Duration of Options. The duration of each Option granted hereunder shall be determined by the Committee, except that, subject to Section 7 below, each Incentive Option granted hereunder shall expire and all rights to purchase shares of Common Stock pursuant thereto shall cease no later than that date which is the day before the tenth anniversary of the Date of Grant of such Option. The expiration date of each Option hereunder is referred to herein as the "Expiration Date".

            (c) Vesting of Options. The vesting of each Option granted hereunder shall be determined by the Committee, provided that, if no vesting requirements are specified at the time of the granting of any Option hereunder, then the subject Option shall be deemed to be fully vested and exercisable on the Date of Grant. Only the vested portion(s) of any Option may be exercised.


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            (d) Exercise of Options. A person entitled to exercise an Option, or any portion thereof, may exercise it (or such vested portion thereof) in whole at any time, or in part from time to time, by delivering to the Company at its principal office, directed to the attention of the President of the Company or such other duly elected officer as shall be designated in writing by the Committee to the Optionee, written notice specifying the number of shares of Common Stock with respect to which the Option is being exercised, together with payment in full of the aggregate Exercise Price for such shares. Such payment shall be made in cash or by certified check or bank draft to the order of the Company; provided, however, that the Committee may, in its sole discretion, authorize such payment, in whole or in part, in any other form, including payment by promissory note, by personal check or by the exchange of shares of Common Stock owned of record by the person entitled to exercise the Option and having a fair market value on the date of exercise equal to the price for which the shares of Common Stock may be purchased pursuant to the Option.

            (e) Non-Transferability. No Incentive Option granted hereunder shall be transferable other than by will or the laws of descent and distribution, and during the subject Optionee's lifetime, no Incentive Option granted hereunder may be exercised by anyone other than such Optionee.

            (f) Termination of Employment; Competition.

                (i) Subject to any applicable requirements of the Code with respect to Incentive Options, the Committee shall have discretion to determine whether and to what extent any Option shall terminate or be terminable in the event that the subject Optionee shall engage in competition with the Company or any of its subsidiaries, or in the event that the Optionee's employment with the Company or any of its subsidiaries shall be terminated either (A) by the Company or any of its subsidiaries for "cause", or (B) by the Optionee voluntarily and without the written consent of the Company or its subject subsidiary.

                (ii) The Committee shall have the further discretion to determine whether and to what extent any Option shall terminate or be terminable in the event that the subject Optionee's employment with the Company or any of its subsidiaries shall terminate for reasons other than as specified in Section 6(f)(i) above and for other than death or disability, subject to any applicable requirements of the Code with respect to Incentive Options.

                (iii) In the event of the death or disability of an Optionee while such Optionee is employed by the Company or any of its subsidiaries, all outstanding Incentive Options granted hereunder to such Optionee shall terminate on the

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         first anniversary of such death or disability, as the case may be, or on the Expiration Date, whichever shall first occur.

                (iv) Anything contained in this Section 6 to the contrary notwithstanding, an Incentive Option granted pursuant to this Plan may only be exercised following the subject Optionee's termination of employment with the Company or any of its subsidiaries if, and to the extent that, such Incentive Option was exercisable immediately prior to such termination of employment.

                (v) An Optionee's transfer of employment between the Company and any of its subsidiaries or between subsidiaries shall not constitute a termination of employment, and the Committee shall determine in each case whether an authorized leave of absence for professional education, military service or otherwise shall constitute a termination of employment.

                (vi) Nothing contained in this Section 6(f) shall be deemed to modify or affect any vesting schedule provided in any Option Agreement, which vesting schedule shall continue in effect and be applied and enforced notwithstanding any modification of the exercise period arising by reason of the application of this Section 6(f).

            (g) No Rights as a Stockholder or to Continued Employment. No Optionee shall have any rights as a stockholder of the Company with respect to any shares covered by an Option prior to the exercise of such Option, and then only to the extent of such exercise. Neither this Plan nor any Option granted hereunder shall confer upon an Optionee any right to continued employment by the Company or any of its subsidiaries or interfere in any way with the right of the Company or its subsidiaries to terminate the employment of such Optionee (subject to the terms and conditions of any applicable employment agreement between the Company or any of its subsidiaries and the subject Optionee).

            (h) Other Terms and Conditions. Any Option Agreement entered into pursuant to this Plan may contain such further terms and conditions (including a right of first refusal in favor of the Company in the event that the Optionee shall seek to transfer any shares acquired upon exercise of the subject Option) as the Committee may determine, provided that such other terms and conditions are not in violation of, in conflict with or otherwise inconsistent with the requirements of this Plan.

         7. Ten Percent Stockholders.

            The Committee shall not grant an Incentive Option to an individual who, at the time such Incentive Option is to be granted, owns (directly or by attribution pursuant to Section 425(d) of the

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Code) shares of capital stock of the Company possessing more than 10% of the voting power of all classes of capital stock of the Company unless (a) the Exercise Price at which each share of Common Stock may be purchased pursuant to such Incentive Option is at least 110% of the fair market value of each such share on the Date of Grant (determined as provided in Section 6(a)(i) above), and (b) such Incentive Option, by its terms, is not exercisable after the expiration of five years from the Date of Grant thereof.

         8. Issuance of Shares; Restrictions.

            (a) Subject to the conditions, restrictions and other qualifications provided in this Section 8, the Company shall, within thirty (30) business days after an Option has been duly exercised in whole or in part, deliver to the person who exercised the Option one or more certificates, registered in the name of such person, for the number of shares of Common Stock with respect to which the Option has been exercised. The Company may legend any stock certificate issued hereunder to reflect any restrictions provided for in this Section 8, including but not limited to a "stop transfer" legend pursuant to Section 8(b) below.

            (b) Unless the shares subject to Options granted under the Plan have been registered under the Securities Act of 1933, as amended (the "Act") (and, if the person exercising the Option may be deemed an "affiliate" of the Company as such term is defined in Rule 405 under the Act, such shares have been registered under the Act for resale by such person), or the Company has determined that an exemption from registration under the Act is available, the Company may require, prior to and as a condition of the issuance of any shares of Common Stock upon exercise of any Option, that the person exercising such Option hereunder furnish the Company with a written representation in a form prescribed by the Committee to the effect that such person is acquiring such shares solely with a view to investment for his or her own account and not with a view to the resale or distribution of all or any part thereof, and that such person will not dispose of any of such shares otherwise than in accordance with the provisions of Rule 144 under the Act unless and until either the sale or distribution of such shares is registered under the Act or the Company is satisfied that an exemption from such registration is available.

            (c) Anything herein contained to the contrary notwithstanding, the Company shall not be obligated to sell or issue any shares of Common Stock pursuant to the exercise of an Option granted hereunder unless and until the Company is satisfied that such sale or issuance complies with all applicable provisions of the Act and all other laws and/or regulations by which the Company is bound or to which the Company or such shares may be subject; and the Company reserves the right to delay the issuance and/or delivery of shares of Common Stock for such period of time as may be required in order to effect compliance with the

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applicable provisions of the Act and all other applicable laws and/or regulations as aforesaid.

         9. Substitute Options.

            Anything herein contained to the contrary notwithstanding, Options may, at the discretion of the Board, be granted under this Plan in substitution for options to purchase shares of capital stock of another corporation which is merged into, consolidated with or all or a substantial portion of the property or stock of which is acquired by, the Company or a subsidiary. The terms, provisions and benefits to each Optionee under such substitute Options shall in all respects be identical to the terms, provisions and benefits to such Optionee of his or her options of the other corporation on the date of substitution, except that such substitute Options shall provide for the purchase of shares of Common Stock of the Company instead of shares of such other corporation.

         10. Term of this Plan.

            Unless this Plan has been sooner terminated pursuant to Section 11 below, this Plan shall terminate on, and no Options hereunder shall be granted after, the tenth (10th) anniversary of the date of Board adoption of this Plan. Notwithstanding any such Plan termination, the provisions of this Plan shall nonetheless continue thereafter to govern all Options theretofore granted (including but not limited to any Nonqualified Options the Expiration Date of which is extended to any date subsequent to the termination of this Plan) until the exercise, expiration or cancellation of such Options.

         11. Amendment and Termination of Plan.

            The Board may at any time terminate this Plan, or amend this Plan from time to time in such respects as the Board deems desirable; provided, however, that, without the further approval of the stockholders of the Company, no amendment shall (i) increase the maximum aggregate number of shares of Common Stock with respect to which Options may be granted under this Plan, or (ii) change the eligibility provisions of Section 4 above; and further provided, that, subject to the provisions of Sections 6 and 8 above, no termination hereof or amendment hereto shall adversely affect the rights of an Optionee or other person holding an Option theretofore granted hereunder without the consent of such Optionee or other person, as the case may be.


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